                              GARTMORE MUTUAL FUNDS

                              Gartmore Growth Fund
                          Gartmore Large Cap Value Fund
                          Gartmore Mid Cap Growth Fund
                            Gartmore Nationwide Fund
                             Gartmore Small Cap Fund

                     Supplement dated April 28, 2006 to the
                       Prospectus dated February 28, 2006

Capitalized  terms and  certain  other  terms  used in this  supplement,  unless otherwise defined in this supplement,  have the meanings assigned to them in the
Prospectus.

     1.  The  first  paragraph  under  Principal  Strategies  for  the  Gartmore
Nationwide Fund on page 16 is restated in its entirety as follows:

     The Fund invests  primarily in common  stocks and other equity  securities,
     using  a   multi-disciplined   approach,   which  blends   fundamental  and
     quantitative investment techniques. The Fund is composed of two sleeves, or portions:  a fundamentally  managed core equity sleeve and a quantitatively managed core equity  sleeve.  The  fundamental  sleeve uses both  bottom-up qualitative  research as well as quantitative  inputs in  constructing  its core portfolio;  the quantitative  sleeve seeks to moderate risk versus the
     Fund's benchmark and may  opportunistically  "tilt" the core style slightly in the direction of either growth or value. The portfolio  managers seek to invest in companies with one or more of the following characteristics:

     o    above-average revenue growth
     o    above-average earnings growth
     o    consistent earnings growth
     o    attractive valuation

     2.  Effective  April 12,  2006,  Joseph  A.  Cerniglia,  CFA,  became a co-
portfolio  manager  of the  Gartmore  Nationwide  Fund.  Accordingly,  the three paragraphs on page 27 of the Prospectus  under  "Gartmore  Nationwide  Fund" are revised as follows:

     Gary D. Haubold,  lead manager,  oversees the fundamentally managed portion of the Fund, and Joseph A. Cerniglia,  co-portfolio  manager,  oversees the quantitatively  managed portion of the Fund. Mr. Haubold and Mr.  Cerniglia are  responsible  for the  day-to-day  management  of the  Fund,  including selection of the Fund's investments.

     Mr. Haubold,  CFA,  Senior  Portfolio  Manager,  has 20 years of investment experience  and  joined  the  Adviser in  December  2003 from Edge  Capital
     Management,  an equity  hedge fund he founded in 2000.  He  currently  also manages the Gartmore Small Cap Leaders Fund,  Gartmore  Nationwide  Leaders
     Fund,  Gartmore GVIT  Nationwide  Leaders Fund and  co-manages the Gartmore
     GVIT Nationwide  Fund.  Between 1997 and 2000, he was the senior  portfolio manager on several small-, mid- and large-cap value funds at Pilgrim Baxter and Associates. Prior to Pilgrim Baxter, Mr. Haubold was a senior portfolio manager at Miller  Anderson &  Sherrard,  LLP,  which is now part of Morgan
     Stanley Asset Management.

     Mr.  Cerniglia,  an  Assistant  Portfolio  Manager and Senior  Quantitative
     Analyst,  assumed portfolio co-management  responsibilities for the Fund on
     April 12,  2006.  He joined  the  Adviser  in  September  2001 and has been
     responsible  for  developing  and  implementing   quantitative   investment
     strategies  for the Adviser's  range of equity funds.  Prior to joining the
     Adviser, Mr. Cerniglia was an equity analyst at Pitcairn Trust Company.

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE.